Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Posts Record Fourth Quarter Profits and Full Year Retail Unit Sales

CHARLOTTE, N.C. – February 20, 2013 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported preliminary diluted earnings per share from continuing operations of $0.52, an increase of 44.4% compared to $0.36 in the prior year quarter. 2012 fourth quarter net income from continuing operations were $28.8 million, a 35.5% increase over prior year results of $21.2 million. When adjusting for charges recorded in the prior year period related to legal and lease charges, 2012 fourth quarter net income from continuing operations improved $3.4 million, or 13.2%, from an adjusted fourth quarter 2011 result of $25.4 million.

For the full year 2012, the Company grew adjusted net income from continuing operations by 19.6% to $1.71 per diluted share compared to $1.43 per diluted share in the prior year. The adjustments for both periods are detailed further in the attached tables.

During the quarter, the Company repurchased 3.5 million shares of its Class A common stock at an average price of $19.27 per share. For the year, the Company repurchased 4.4 million shares of its Class A common stock at an average price of $19.00 per share. The fully diluted share count was reduced from 65.5 million shares for the full year of 2011 to 54.0 million shares going into 2013, a reduction of 17.6%.

Subsequent to the end of the fourth quarter, Sonic’s Board of Directors authorized an additional $100 million to be used in the Company’s share repurchase program. When combined with previously unused authorized amounts, Sonic has approximately $144.2 million of total authorization from its Board of Directors to repurchase shares of the Company’s Class A Common Stock.

Q4 2012 Highlights – New Retail Volume Outpaces Industry; Annual Cost Lower than Target

•	Record retail unit sales in full year 2012 of 231,192 units

•	Record Q4 Continuing Operations Net Income of $28.8 million (1)

•	Total Q4 revenues up 10.4% over prior year quarter, up 11.2% for full year

•	New vehicle retail revenue up 15.7% in Q4, up 17.5% for full year

•	Used vehicle retail units up 6.3% in Q4, up 6.4% for the full year

•	Parts, Service & Collision gross profit up $3.7 million in Q4 to $140.9 million, a fourth quarter record, up $15.4 million for the full year to $568.9 million, an annual record

•	Full year SG&A to gross profit of 76.8%, better than annual target of 78.0%

(1)	– Excluding unusual tax adjustments in the comparative prior year periods

The Company’s EVP of Operations, Jeff Dyke, commented, “We are very pleased with our performance in the fourth quarter. Our continued execution of our playbook processes enabled us to achieve record breaking full year total vehicle unit sales of 231,192 units. The new vehicle retail unit sales increase of 14.5% in the fourth quarter 2012 over the prior year quarter outpaced the industry growth of 11.1%. Coupled with growth in all other areas of our business, we generated over $20 million more gross profit in Q4 2012 than in Q4 2011. As a result of this increase and cost reductions in other areas, we were able to increase our net income from continuing operations 13.2% from the prior year quarter adjusted total. We would like to thank our customers, our manufacturer partners, and our associates for working together to help us achieve this performance.”

2013 Outlook

Commenting on the fourth quarter and the 2013 outlook, B. Scott Smith, the Company’s President, noted, “Our work continued in the fourth quarter to improve our operations, our capital structure, and increase shareholder value through a combination of operational execution and share repurchases. Looking into 2013, we believe we can continue to build on the momentum generated last year to offer our customers an exceptional and unique buying experience and build customer loyalty. Although we still hold fast to our guiding strategic initiative to improve our base business, we believe we are now positioned to take advantage of open point and acquisition opportunities and will explore these avenues in 2013. We expect the automotive retailing sector to continue to grow in 2013 and are anticipating 2013 new vehicle industry volume of between 15.0 million units and 15.5 million units. We currently expect earnings per share from continuing operations of between $1.93 and $2.03 for the full year 2013. We will have additional comments on our 2013 outlook in our earnings call later today.”

Fourth Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company”, then “Investor Relations”, then “Earnings Conference Calls”.

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations”.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.791.3416

International: 1.706.643.0958

Conference ID: 93141081

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 93141081

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

The results reported in this press release, the accompanying summary tables and the presentation materials for the conference call today at 11:00 AM (Eastern) are preliminary and unaudited and are subject to change upon completion of the audit for our financial statements for the period ended December 31, 2012.

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the accompanying tables. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

Included herein are forward-looking statements, including statements with respect to anticipated 2013 industry new vehicle sales volume, anticipated 2013 earnings per share from continuing operations, anticipated acquisition and growth activity, and anticipated future success and impacts from the implementation of our strategic initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2011 and quarterly report on Form 10-Q for the period ended September 30, 2012. The Company does not undertake any obligation to update forward-looking information.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

This release contains certain non-GAAP financial measures (the “Adjusted” columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Fourth Quarter Ended December 31, 2012			Fourth Quarter Ended December 31, 2011
	Reported	Adjustments	Adjusted	Reported	Adjustments		Adjusted
Revenues:
New retail vehicles	$1,259,924	$—	$1,259,924	$1,089,251	$—		$1,089,251
Fleet vehicles	43,130	—	43,130	49,782	—		49,782

Total new vehicles	1,303,054	—	1,303,054	1,139,033	—		1,139,033
Used vehicles	489,063	—	489,063	465,386	—		465,386
Wholesale vehicles	44,820	—	44,820	45,946	—		45,946

Total vehicles	1,836,937	—	1,836,937	1,650,365	—		1,650,365
Parts, service and collision repair	287,113	—	287,113	278,721	—		278,721
Finance, insurance and other	64,685	—	64,685	54,360	—		54,360

Total revenues	2,188,735	—	2,188,735	1,983,446	—		1,983,446
Gross profit	314,119	—	314,119	293,694	—		293,694
Selling, general and administrative expenses	(236,798)	—	(236,798)	(227,946)	6,816	(1)	(221,130)
Impairment charges	(383)	—	(383)	(40)	—		(40)
Depreciation and amortization	(11,886)	—	(11,886)	(10,252)	—		(10,252)

Operating income (loss)	65,052	—	65,052	55,456	6,816		62,272
Other income (expense):
Interest expense, floor plan	(5,534)	—	(5,534)	(4,589)	—		(4,589)
Interest expense, other, net	(14,215)	—	(14,215)	(16,329)	—		(16,329)
Other income (expense), net	183	—	183	(265)	—		(265)

Total other income (expense)	(19,566)	—	(19,566)	(21,183)	—		(21,183)

Income (loss) from continuing operations before taxes	45,486	—	45,486	34,273	6,816		41,089
Provision for income taxes - benefit (expense)	(16,694)	—	(16,694)	(13,032)	(2,617	) (2)	(15,649)

Income (loss) from continuing operations	28,792	—	28,792	21,241	4,199		25,440

Income (loss) from discontinued operations	1,590	—	1,590	(703)	(387	) (3)	(1,090)

Net income (loss)	$30,382	$—	$30,382	$20,538	$3,812		$24,350

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.52	$—	$0.52	$0.36	$0.07		$0.43
Earnings (loss) per share from discontinued operations	0.03	—	0.03	(0.01)	(0.01)		(0.02)

Earnings (loss) per common share	$0.55	$—	$0.55	$0.35	$0.06		$0.41

Weighted average common shares outstanding	54,763		54,763	64,467			64,467

Gross Margin Data (Continuing Operations):
New retail vehicles	6.1%		6.1%	6.3%			6.3%
Fleet vehicles	2.4%		2.4%	3.3%			3.3%
Total new vehicles	5.9%		5.9%	6.2%			6.2%
Used vehicles	6.7%		6.7%	7.1%			7.1%
Wholesale vehicles	(3.5%)		(3.5%)	(2.1%)			(2.1%)
Parts, service and collision repair	49.1%		49.1%	49.2%			49.2%
Finance, insurance and other	100.0%		100.0%	100.0%			100.0%
Overall gross margin	14.4%		14.4%	14.8%			14.8%

SG&A Expenses (Continuing Operations):
Compensation	$140,423			$132,641
Advertising	13,243			11,120
Rent and rent related	26,653			28,240
Other	56,479			55,945

Total SG&A expenses	$236,798	$—	$236,798	$227,946	$(6,816)		$221,130
SG&A expenses as % of gross profit	75.4%		75.4%	77.6%			75.3%
Operating Margin %	3.0%		3.0%	2.8%			3.1%

Unit Data (Continuing Operations):
New retail units	33,767			29,482
Fleet units	1,312			1,878

Total new units	35,079			31,360
Used units	23,943			22,520
Wholesale units	7,452			6,879

(1)	Represents lease exit adjustments and legal settlement charges.
(2)	Represents tax-effect of pre-tax adjustments above.
(3)	Represents tax-effected amounts related to lease exit adjustments.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(Dollars and shares in thousands, except per share amounts)

	Year Ended December 31, 2012				Year Ended December 31, 2011
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
Revenues:
New retail vehicles	$4,546,209	$—		$4,546,209	$3,867,978	$—		$3,867,978
Fleet vehicles	169,715	—		169,715	220,120	—		220,120

Total new vehicles	4,715,924	—		4,715,924	4,088,098	—		4,088,098
Used vehicles	2,053,477	—		2,053,477	1,930,852	—		1,930,852
Wholesale vehicles	183,326	—		183,326	167,075	—		167,075

Total vehicles	6,952,727	—		6,952,727	6,186,025	—		6,186,025
Parts, service and collision repair	1,162,319	—		1,162,319	1,125,672	—		1,125,672
Finance, insurance and other	250,422	—		250,422	209,109	—		209,109

Total revenues	8,365,468	—		8,365,468	7,520,806	—		7,520,806
Gross profit	1,235,153	—		1,235,153	1,158,611	—		1,158,611
Selling, general and administrative expenses	(949,026)	—		(949,026)	(899,424)	6,816	(4)	(892,608)
Impairment charges	(440)	—		(440)	(200)	—		(200)
Depreciation and amortization	(45,285)	—		(45,285)	(39,446)	—		(39,446)

Operating income (loss)	240,402	—		240,402	219,541	6,816		226,357
Other income (expense):
Interest expense, floor plan	(19,454)	—		(19,454)	(18,405)	—		(18,405)
Interest expense, other, net	(60,090)	1,167	(1)	(58,923)	(66,857)	—		(66,857)
Other income (expense), net	(19,625)	19,713	(2)	88	(1,017)	—		(1,017)

Total other income (expense)	(99,169)	20,880		(78,289)	(86,279)	—		(86,279)

Income (loss) from continuing operations before taxes	141,233	20,880		162,113	133,262	6,816		140,078
Provision for income taxes - benefit (expense)	(49,972)	(11,711	) (3)	(61,683)	(51,731)	(2,617	) (5)	(54,348)

Income (loss) from continuing operations	91,261	9,169		100,430	81,531	4,199		85,730

Income (loss) from discontinued operations	(2,160)	—		(2,160)	(5,277)	(387	) (6)	(5,664)

Net income (loss)	$89,101	$9,169		$98,270	$76,254	$3,812		$80,066

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$1.56	$0.15		$1.71	$1.37	$0.06		$1.43
Earnings (loss) per share from discontinued operations	(0.03)	—		(0.03)	(0.08)	—		(0.08)

Earnings (loss) per common share	$1.53	$0.15		$1.68	$1.29	$0.06		$1.35

Weighted average common shares outstanding	60,406			60,406	65,464			65,464

Gross Margin Data (Continuing Operations):
New retail vehicles	6.0%			6.0%	6.6%			6.6%
Fleet vehicles	2.8%			2.8%	3.2%			3.2%
Total new vehicles	5.9%			5.9%	6.4%			6.4%
Used vehicles	7.0%			7.0%	7.2%			7.2%
Wholesale vehicles	(3.3%)			(3.3%)	(3.1%)			(3.1%)
Parts, service and collision repair	(48.9%)			(48.9%)	49.2%			49.2%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	14.8%			14.8%	15.4%			15.4%

SG&A Expenses (Continuing Operations):
Compensation	$566,886				$527,146
Advertising	50,349				49,128
Rent and rent related	106,628				115,080
Other	225,163				208,070

Total SG&A expenses	$949,026	$—		$949,026	$899,424	$(6,816)		$892,608
SG&A expenses as % of gross profit	76.8%			76.8%	77.6%			77.0%

Operating Margin %	2.9%			2.9%	2.9%			3.0%

Unit Data (Continuing Operations):
New retail units	128,636				108,564
Fleet units	5,928				8,508

Total new units	134,564				117,072
Used units	102,556				96,355
Wholesale units	31,188				25,180

(1)	Represents double-carry interest in July 2012.
(2)	Represents debt extinguishment charges related to the 5.0% Convertible Notes.
(3)	Represents the tax effect of pre-tax adjustments above and the effect of the settlement of a state tax examination.
(4)	Represents lease exit adjustments and legal settlement charges.
(5)	Represents the tax effect of pre-tax adjustments above.
(6)	Represents tax-effected amounts related to lease exit adjustments.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except per share amounts)

	Fourth Quarter Ended December 31, 2012
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Reported:
Earnings (loss) and shares	54,289	$28,792		$1,590		$30,382
Effect of participating securities:
Non-vested restricted stock and stock units		(433)		—		(433)

Basic earnings (loss) and shares	54,289	$28,359	$0.52	$1,590	$0.03	$29,949	$0.55
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	—	—		—		—
Stock compensation plans	474

Diluted earnings (loss) and shares	54,763	$28,359	$0.52	$1,590	$0.03	$29,949	$0.55

	Fourth Quarter Ended December 31, 2011
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Reported:
Earnings (loss) and shares	52,194	$21,241		$(703)		$20,538
Effect of participating securities:
Non-vested restricted stock and stock units		(277)		—		(277)

Basic earnings (loss) and shares	52,194	$20,964	$0.40	$(703)	$(0.01)	$20,261	$0.39
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	11,713	2,314		16		2,330
Stock compensation plans	560

Diluted earnings (loss) and shares	64,467	$23,278	$0.36	$(687)	$(0.01)	$22,591	$0.35

Adjustments (net of tax):
Lease exit adjustments		$749	$0.01	(387)	$(0.01)	$362	$—
Legal settlement charges		3,450	0.06	—	—	3,450	0.06

Total adjustments		$4,199	$0.07	$(387)	$(0.01)	$3,812	$0.06
Adjusted:

Diluted earnings (loss) per share			$0.43		$(0.02)		$0.41

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(in thousands, except per share amounts)

	Year Ended December 31, 2012
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Reported:
Earnings (loss) and shares	53,550	$91,261		$(2,160)		$89,101
Effect of participating securities:
Non-vested restricted stock and stock units		(1,381)		—		(1,381)

Basic earnings (loss) and shares	53,550	$89,880	$1.68	$(2,160)	$(0.04)	$87,720	$1.64
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	6,411	4,617		64		4,681
Stock compensation plans	445

Diluted earnings (loss) and shares	60,406	$94,497	$1.56	$(2,096)	$(0.03)	$92,401	$1.53

Adjustments (net of tax):
Double-carry interest		$712	$0.01	$—	$—	$712	$0.01
Debt extinguishment charges		12,025	0.20	—	—	12,025	0.20
Settlement of state tax examination		(3,568)	(0.06)	—	—	(3,568)	(0.06)

Total adjustments		$9,169	$0.15	$—	$—	$9,169	$0.15

Adjusted:

Diluted earnings (loss) per share			$1.71		$(0.03)		$1.68

	Year Ended December 31, 2011
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
Reported:
Earnings (loss) and shares	52,358	$81,531		$(5,277)		$76,254
Effect of participating securities:
Non-vested restricted stock and stock units		(1,056)		—		(1,056)

Basic earnings (loss) and shares	52,358	$80,475	$1.54	$(5,277)	$(0.10)	$75,198	$1.44
Effect of dilutive securities:
Contingently convertible debt (5.0% Convertible Notes)	12,517	9,093		207		9,300
Stock compensation plans	589

Diluted earnings (loss) and shares	65,464	$89,568	$1.37	$(5,070)	$(0.08)	$84,498	$1.29

Adjustments (net of tax):
Lease exit adjustments		$749	$0.01	(387)	$—	$362	$0.01
Legal settlement charges		3,450	0.05	—	—	3,450	0.05

Total adjustments		$4,199	$0.06	$(387)	$—	$3,812	$0.06

Adjusted:

Diluted earnings (loss) per share			$1.43		$(0.08)		$1.35